FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                         Date of Report: August 27, 2004

                            NuWave Technologies, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    0-28606                  22-3387630
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

  1416 Morris Avenue, Suite 207                                   33311
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     Union, New Jersey 07083                                    (Zip code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (908) 851-2470


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ITEM  5.02. DEPARTURE OF DIRECTOR

      (b) Effective August 26, 2004, Mr. Robert Legnosky resigned as a member of the Board of Directors of NuWave Technologies, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 27, 2004     NUWAVE TECHNOLOGIES, INC.

                             By:   /s/ George Kanakis
                                   ---------------------------------------------
                             Name: George Kanakis
                             Its: Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer
                             and Principal Financial Officer)